Exhibit 99.1

CANACCORD| Genuity
30TH Annual Growth Conference

August 12, 2010
NASDAQ: APPY

NASDAQ: APPY
 Safe Harbor Statement
 Certain statements made in this presentation include historical information and forward looking actions that AspenBio Pharma anticipates based on certain assumptions. These statements are indicated by words such as “expect”, “anticipate”, “should” and similar words are indicating uncertainty in facts, figures and outcomes. While AspenBio Pharma believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such statements will prove to be correct. The risks associated with the company are detailed in the Company’s Annual Report, as amended on Form 10-K for the year ended December 31, 2009 and other reports filed by the Company with the Securities and Exchange Commission.
 This presentation is copyright 2010 AspenBio Pharma, Inc., All Rights Reserved

NASDAQ: APPY
 Opportunity Summary
» Strong first mover opportunity in Appendicitis
 » Basis for independent company or combination with strong
 partner
 » Strong IP protection
» New, highly experienced management team in place
 » Development, commercialization, science, business
 development
» Animal Health business with strong fundamentals
 » Strong partner (Novartis)
 » Low investment moving forward

Human Bioscience

Veterinary Science

Aspen Bio Pharma

NASDAQ: APPY
Appendicitis Test Platform
•First dedicated blood-based
test
•Rapid
•IP protected
•Dedicated instrument and
consumables
Recombinant Protein Drug
platform
•Enhance reproductive
efficiency in animals of
economic importance
•IP Protected
•Partnership with Novartis
Animal Health
AspenBio Pharma
is focused on the
development &
commercialization of
innovative products that
address unmet diagnostic
and therapeutic needs.
 What We Do…
Human Diagnostics (IVD) & Animal Reproductive Health

NASDAQ: APPY
Appendicitis Test Platform
•First dedicated blood-based
test
•Rapid
•IP protected
•Dedicated instrument and
consumables
AspenBio Pharma
is focused on the
development &
commercialization of
innovative products that
address unmet diagnostic
and therapeutic needs.
 Human Bioscience - In Vitro Diagnostics

Principal reason for visit	Number of visits in thousands	Percent distribution
All visits	115,323	100.0
Stomach and abdominal pain, cramps, and spasms	7,833	6.8
Chest pain and related symptoms	5,812	5.0
Fever	5,042	4.4
Cough	3,359	2.9
Headache, pain in head	3,104	2.7
Back symptoms	2,918	2.5
Shortness of breath	2,802	2.4
Pain, site not referable to a specific body system	2,554	2.2
Vomiting	2,535	2.2
Symptoms referable to throat	2,178	1.9
Lacerations and cuts - upper extremity	1,843	1.6
Accident, not otherwise specified	1,808	1.6
Earache or ear infection	1,707	1.5
Leg symptoms	1,568	1.4
Skin rash	1,548	1.3
Injury, other and unspecified type—head, neck, and face	1,538	1.3
Labored or difficult breathing (dyspnea)	1,530	1.3
Nausea	1,525	1.3
Vertigo-dizziness	1,524	1.3
Motor vehicle accident, type of injury unspecified	1,494	1.3
All other reasons	61,101	53.0

Aspen Bio Pharma

NASDAQ: APPY
 Abdominal Pain Significant Issue in Emergency
 Department
#1 reason for ED
visits
7.8 M or 6.8% of
ED visits are
abdominal pain
related
CDC Data 2006

Appendicitis is Most Common Reason for Abdominal Surgery

Inflamed appendix

Aspen Bio Pharma

NASDAQ: APPY
» More than 320,000
 appendectomies in U.S. annually*
» Effects 9% men and 7% women in
 their lifetime**
» Late teens are peak age group**
» Gynecological issues confound
 diagnosis in women**
*Source: CDC 2006 data, **Am Journal of Epidemiology, Addis et al John Hopkins Vol 132 no 5

NASDAQ: APPY
 Appendicitis Workflow in the ED
History and
Physical Exam
Lab Tests
CT with Contrast
Interpretation by
Radiologist
Surgical
Consultation
Average length of stay for patients with appendicitis is
over 5 hours compared to 3.5 hours for all ED visits
Diagnosing Appendicitis Consumes Significant Hospital Resources

Initiative to Reduce Unnecessary Radiation Exposure from Medical Imaging

February 2010

Center for Devices and Radiological Health
U.S. Food and Drug Administration

Aspen Bio Pharma

NASDAQ: APPY
 FDA Initiative to Reduce Unnecessary Radiation
 Imaging Exposure
» “ The National Council on Radiation Protection
 estimates 67 million CT procedures in 2006.”
» “The adult exposure dose from a CT exam of the
 abdomen…is equivalent to roughly 400 chest x-
 rays.”
» “While CT scans represent ~26% of imaging
 procedures…they contribute 89% of total yearly
 exposure to radiation from medical imaging.”
» Studies “estimate that ~29,000 cancers could be
 related to CT scans performed in US in 2007”
Clinicians & hospital administrators will be under increased pressure to reduce CT scans!

90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
1998
1999
2000
2001
2002
2003
2004
CT Scan Rate
Negative Appendectomy Rate

Aspen Bio Pharma

NASDAQ: APPY
 Increased CT Scanning Has Improved NAR Outcomes;
 However….
Source: American Journal of Emergency Medicine (2008) 26, 39-44
Sources:
*N Engl J Med 2007; 357:2277-84
**Company estimates
» Up to 2% of all U.S.
 cancers will be
 caused by CT*
» Cost for abdominal
 CT ranges from $200
 - $2,000**
CT Over-Prescribed due to Lack of
Effective “Screening” Alternative

NASDAQ: APPY
 Diagnostic Test Needed to Reduce CT Rate;
 Improve ED Throughput
Metric	Requirement	Status
Clinical Utility	High sensitivity and NPV	√
Product Format	Meets requirements for hospital lab testing	√
Turnaround Time	Less than 1 hour	√
Assay Performance	CV’s < 15%	√
…AppyScore™ Was Developed
to Address These Needs

NASDAQ: APPY
 AppyScore™ Value Proposition
History and
Physical Exam
Lab Tests + AppyScore™
CT with
Contrast
Interpretation
by Radiologist
Surgical
Consultation
AppyScore™ Helps Clinicians Identify Low Risk Patients
Early in the Diagnostic Protocol
Approximately 1 hour
Send Home for
Observation
High
Low

NASDAQ: APPY
MRP8/14
BACTERIA
NEUTROPHIL
RBC
1
2
3
4
 Our Science
MRP 8/14: Early Marker of Immune Response
to Acute Appendicitis

AppyScore™ Alone (≤14cutoff)*2008 Trial

AppyScore™ (14 cutoff) **2010 Trial

Sensitivity 90% Sensitivity 91%	Specificity 33% Specificity 28%	NPV 87% NPV 89%

Aspen Bio Pharma

NASDAQ: APPY
 Prior Study Data Demonstrated Excellent Negative
 Predictive Value (NPV)
High NPV important in determining low risk patients who are not candidates for CT scans
Source: Data from *2008, 2010** AspenBio clinical trial and represent the population in that study. Based on ad hoc analysis .
Presence of MRP 8/14 detected by AppyScore™

Launch
Inventory Builds
Validation & Verification

Aspen Bio Pharma

NASDAQ: APPY
 AppyScore™ Product Milestones
Complete
Development
Pre-IDE
Meeting

Various User &
Pilot Studies
Clinical Readiness
Review
Pivotal Trial
Submit 510(k)
Obtain
Approval
Obtain CE
Mark for
Reader
Manufacturing
Scale-up
Validation
of Clinical
Lots
Manufacturing Process
FDA Review

Abdominal Pain
CBC Tests
CT Scans
Est. RLQ Pain

Aspen Bio Pharma

NASDAQ: APPY
 Market Potential (U.S. Only)
Estimated test volume in the
US is between 1.1 M - 2.5 M
tests for patients with high
suspicion of appendicitis
7.8 M
5.4 M
2.5 M
1.1 M

NASDAQ: APPY
 AppyScore™ Winning Combination
» Significant Medical Need
 » Validated by significant market research
» Large Market
 » Up to 2.5 million tests in US alone
» Strong Product Attributes
 » First mover advantage
 » Strong IP
 » Field performance matches criteria for success
» Development Near Completion

NASDAQ: APPY
Recombinant Protein Drug
platform
•Enhance reproductive
efficiency in animals of
economic importance
•IP Protected
•Partnership with Novartis
Animal Health
AspenBio Pharma
is focused on the
development &
commercialization of
innovative products that
address unmet diagnostic
and therapeutic needs.
 Veterinary Science - Animal Reproductive Health

United States Patent
Boime et al.

Patent No.: US 6,238,890 B1
Date of Patent: *May 29, 2001

Aspen Bio Pharma

NOVARTIS
ANIMAL HEALTH

Pfizer

MERIAL

Intervet
Schering-Plough Animal Health

Elanco

Aspen Bio Pharma

NASDAQ: APPY
 Leveraging Technology to Maximize Value
Animal Health
Identify Promising Intellectual Property…
…Partner with Big Pharma
Incubate the Technology
Adding significant value
Building value through biotechnology for veterinary medicine
Veterinary Bio-therapeutic Development Platform
*
*Current Partnership with NAH on two products

NASDAQ: APPY
 Animal Health Fertility Pipeline
Species	Product	Indication	Est. Annual Global Revenue Potential $$M	Status
Cattle	BoviPure-LH™	Improved fertility	100-200	Out-licensed to Novartis Animal Health
	BoviPure-FSH™	Superovulation	20-30	Out-licensed to Novartis Animal Health
Horse	EquiPure-LH™	Timed breeding	TBD	Proof of concept. Discussions with potential licensees
	EquiPure-FSH™	Transition, superovulation	TBD
Swine	Porcine LH	Ovulation and improved fertility in gilt and weaned sow	TBD	Discussions with potential licensees
Porcine LH/FSH

NASDAQ: APPY
 Key Statistics: APPY (NASDAQ CM)
Stock Price (08/02/10)	$0.64
Avg. Daily Vol. (3mo.)	781,000
Shares Outstanding(mrq)	40.1M
Fully-diluted	46.6M
Public Float, est.	32.4M
Institutional Holdings, est.	20%
Insider / 5% Holders, est.	20%
Cash & Equiv. (mrq)	~$16.3M
Total Assets (mrq)	$21.9M
Total Liabilities (mrq)	$6.6M

Monthly Burn-Rate (mrq avg)	~$850K
(mrq) - most recent quarter estimates as of June 2010

NASDAQ: APPY
 Experienced Executive Team
▪ Steve Lundy, President and CEO
 MicroPhage, GeneOhm Sciences ( Acquired by BD), Bayer, Dianon Systems
▪ Daryl J. Faulkner, Executive Chairman
 Digene, (acquired by Qiagen), Invitrogen (merged with Life Technologies Corp.), Abbott Laboratories
▪ Robert F. Caspari, MD, COO/CMO
 Living Cell Technologies, Myogen (acquired by Gilead), Novo Nordisk, Boehringer Mannheim
▪ Jeffrey G. McGonegal, CFO
 Prior managing partner BDO Seidman LLP Denver (23yrs), over 10 years SEC reporting/ transaction experience
▪ Greg Bennett, SVP Product Development & Manufacturing
  Inverness Medical Innovations, Inc./Cholestech, LifeScan, Inc., a Johnson & Johnson Company
▪ Mark Colgin, PhD, CSO
  20+ Years Development Experience
▪ Gregory Pusey, VP IR
 Thirty plus years entrepreneurial, business development and financing experience
▪ Andy Peters, DVM, PhD, VP Animal Health
 Arpexas Ltd, Royal Veterinary College London, GALVmed, Pfizer Animal Health, Hoechst Animal Health.

NASDAQ: APPY
 Opportunity Summary
» Strong first mover opportunity in Appendicitis
 » Basis for independent company or combination with strong
 partner
 » Strong IP protection
» New, highly experienced management team in place
 » Development, commercialization, science, business
 development
» Animal Health business with strong fundamentals
 » Strong partner (Novartis)
 » Low investment moving forward